THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

                                                                EXHIBIT 10.30
                           MASTER SERVICES AGREEMENT

     This MCI Master Service Agreement, including the Schedules attached hereto ("Agreement") is made between MCI Telecommunications Corporation and its affiliates ("MCI") and Verio, Incorporated ("Customer"), and shall be binding when executed by both Parties and the conditions set forth in paragraph 11(m) below (*) and paragraph 11(n) with respect to credit approval have been satisfied.

     The Term, rates, discounts and certain other provisions applicable to MCI tariffed services ("Tariffed Services") are set forth in Schedule I and its Attachments (hereby incorporated by reference) and shall be effective on the Attachment Effective Date, as set forth in Attachment A to Schedule I. The Term, rates, discounts and certain other provisions applicable to MCI non-tariffed services ("Enhanced Services") are set forth in Schedule II and its Attachments (hereby incorporated by reference) and shall be effective on the Schedule Effective Date, as set forth in Schedule II. The MCI Enhanced Services provided under Schedule II and its Attachments will not receive the rates, discounts and credits provided under Schedule I, nor will Enhanced Service usage be included in determining the rates, discounts and credits provided under Schedule I.

     For good and valuable consideration, the sufficiency of which is hereby acknowledged, and intending to be legally bound, MCI and Customer (each a "Party" and together, the "Parties") agree as follows:

1. Authority. Each Party represents and warrants that it has the full right, power and authority to enter into this Agreement, to perform its obligations hereunder and that the execution, delivery and performance of this Agreement will not conflict with or constitute a default under any contract, agreement or other obligation to which it is subject.

2. Confidential Information. The Parties agree that any confidential information disclosed during performance of this Agreement shall be governed by the Non-Disclosure Agreement ("NDA") between the Parties dated May 19, 1997. The parties further agree that this Agreement, its Schedules and Attachments are confidential information under the terms of the NDA and that notwithstanding anything to the contrary, the term of the NDA is hereby amended to be coterminous with this Agreement.

3. Termination of Schedules and Attachments. In addition to any other termination rights identified in the attached Schedules, the Parties agree that if all Schedules and Attachments hereto have been terminated in accordance with the termination provisions set forth therein, then this Agreement shall terminate, effective as of the termination date of the last remaining Schedule or Attachment.

4.   Provision of MCI Services.

          (a) Pass-Through Charges. For all domestic and international access services provided in conjunction with the MCI services provided under this Agreement, MCI shall pass through to Customer and Customer shall pay any charges, fees, taxes and otherwise be subject to terms and conditions of service imposed by access suppliers, including those pertaining to rate fluctuations in


                                MCI CONFIDENTIAL
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



     telephone tariffs, and charges that are imposed or enacted by access suppliers to MCI after the execution of this Agreement.

          (b) Settlement Gains or Losses. If the charges of international telecommunications operators (ITO's) or other third party service providers are billed to Customer on a pass-through basis, the charges payable to the ITO or third party service provider will be converted to U.S. Dollars at the exchange rates applicable for billing in a foreign currency stated above. The payments to the ITO's or third parties are generally made at the end of the month. Any difference between the amount billed and the equivalent U.S. Dollar amounts paid will be included in a subsequent period's invoice as loss or gain on settlements.

5.   MCI Invoices and Payment.

          (a) Payment of MCI Invoices. All amounts due for MCI services provided under this Agreement shall be billed and paid in U.S. Dollars. Customer shall pay MCI for such services within thirty (30) calendar days after the date of MCI's invoice. Independent of such payment obligation, Customer shall make a separate claim in writing, with adequate support, for any credit for service interruption to which Customer believes itself entitled under this Agreement, and MCI and Customer will promptly address and resolve the claim. Failure of MCI to invoice Customer in a timely manner for any amounts due hereunder shall not be deemed a waiver by MCI of its rights to payment therefor.

          (b) Taxes. Except as otherwise indicated herein, the charges specified in the Schedules or Attachments do not include, and Customer agrees to pay, all taxes levied by any duly constituted taxing authority against or upon MCI provided services or otherwise arising out of this Agreement (including, without limitation, any sales, gross receipts or value-added taxes), except any such income tax based on or measured in whole or in part by gross or net income, gross or net payments, profits, or net worth of MCI or its affiliates (the "Taxes"); so long as, in the case of foreign tax withholdings, Customer shall agree to cooperate with MCI in providing foreign tax receipts to MCI; utilize best efforts to comply with foreign tax laws; and utilize best efforts to provide MCI and/or a foreign taxing authority with additional information to support MCI's claim for foreign tax credit(s), as requested in writing by MCI.

6.   Customer Obligations.

          (a) Customer-Obtained Equipment, Services and Interconnections. Unless otherwise specified in this Agreement, Customer shall be responsible for obtaining, installing, and maintaining all equipment, software and/or communications services necessary for interconnection with MCI's network or otherwise for use in conjunction with the applicable MCI provided service. MCI will provide Customer with manufacturer-provided technical information concerning MCI provided equipment and standard configuration information with respect to MCI's network to allow Customer to obtain, install and maintain the equipment, software and/or communications services. Except for any equipment specified by MCI, Customer shall have sole responsibility for ensuring that such equipment, software and/or services are compatible with MCI's requirements and that they continue to be compatible with subsequent revision levels of


                                MCI CONFIDENTIAL
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



     MCI provided equipment, software and services. Unless otherwise expressly agreed in writing, MCI shall have no responsibility for the availability, capacity and/or condition of any equipment, software or services not provided by MCI under this Agreement. Should Customer undertake to connect any MCI products or services to any third party service or network, Customer shall indemnify and hold harmless MCI from any damages, costs, liabilities and expenses resulting from such connection or attempted connection, including but not limited to damages resulting from unauthorized use of, or access to, MCI's network.

          (b) Security. Customer shall, at its own expense, take all commercially reasonable security measures with respect to physical and information systems necessary to protect all equipment, software, data and systems located on Customer's premises or otherwise in Customer's control and used in connection with the MCI provided services, whether owned by Customer, MCI, or MCI's subcontractors. Customer acknowledges and agrees that MCI shall not be liable, either in contract or in tort, for any loss resulting from any unauthorized access (other than that caused by MCI agents, employees or subcontractors in performance of the Agreement) to, or alteration, theft, destruction, corruption, or use of, equipment, software, data, or systems used in connection with MCI services.

            (c) Access to Customer Sites. Customer agrees to provide MCI and its subcontractors and their respective employees and agents access to Customer's sites where any MCI services are provided (including access to associated equipment) as necessary for MCI and its subcontractors to perform MCI services.

7. Services, Software and Documentation. MCI is not required to provide software and/or documentation to the Customer under this Agreement. However, if during the term of this Agreement the Parties determine that software and/or documentation is to be provided to the Customer, then the Parties agree to negotiate in good faith appropriate terms and conditions associated with the rights to such software and/or documentation.

8. Indemnify by Customer. Customer agrees to indemnify MCI and its affiliates and their respective employees, officers, directors, agents and subcontractors, and hold them harmless against any damages including those for personal injury and property damage and expenses incurred by any of them arising out of Customer's acts, omissions and/or breach of its obligations hereunder, and/or Customer's use of MCI provided services in a manner other than as contemplated herein, including without limitation use that gives rise to claims for libel, slander, invasion of privacy, or infringement of any patent, copyright, trademark, or other proprietary right of a third party; provided, however, that Customer's obligations hereunder shall not apply (i) to the extent the same arise out of or in connection with MCI's modification of a program or a machine provided by Customer or MCI's combination, operation or use of a program or machine provided by Customer with devices, data or programs not furnished by Customer or its subcontractors; or, (ii) to claims of infringement of any patent, copyright, trademark or other proprietary right of a third party arising from Customer's use of MCI provided software hardware. Customer's obligations pursuant to this Section shall be subject to: (i) MCI notifying Customer in writing as to any such claim, suit, action or other proceeding promptly after MCI becomes or reasonably should have become aware of the same; (ii) at the request of Customer,


                                MCI CONFIDENTIAL
                                        3
     providing to Customer all information and assistance reasonably necessary to Customer in the settlement and/or defense of the same; and (iii) affording Customer sole control of the settlement and/or defense of the same.

9. Compliance. Customer is responsible for complying with all local license or permit requirements, and all laws and regulations, including but not limited to export, import and customs laws and regulations. MCI shall provide reasonable assistance to Customer and its affiliates to facilitate such compliance. Such assistance may include preparation of import and customs forms and/or, where requested by Customer, acting as Customer's agent in the import process.

10. Disclaimer of Certain Damages. EXCEPT AS AWARDED AS PART OF A JUDGMENT OR SETTLEMENT FOR THIRD PARTY CLAIMS COVERED UNDER SECTION 8, NEITHER PARTY SHALL BE LIABLE TO THE OTHER FOR ANY CONSEQUENTIAL, EXEMPLARY, SPECIAL, INCIDENTAL OR PUNITIVE DAMAGES ARISING FROM THIS AGREEMENT, THE SCHEDULES AND THE ATTACHMENTS, EVEN IF IT HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

11.  Miscellaneous

     (a) Assignment. Neither Party may assign this Agreement, or any of its rights or obligations hereunder, without the prior written consent of the other Party, which consent shall not be unreasonably withheld. Any attempted assignment without such prior written consent shall be void. Notwithstanding the foregoing, MCI may assign this Agreement, or any of its rights or obligations thereunder, to its parent or any of its wholly-owned subsidiaries or affiliates.

      (b) Project Management/Dispute Resolution. Project Management/Dispute Resolution shall be as follows:

          (1) Promptly following execution of this Agreement, each Party shall name a Project Manager who shall be responsible for day-to-day implementation and management of the project.

          (2) Each Project Manager shall provide written notification to the other in the event of any dispute arising from performance of this Agreement, such notification to be tendered within a reasonable time frame. Promptly following notification of any such dispute, the Project Managers shall meet (if requested to do so) and shall negotiate in good faith in an attempt to resolve such dispute.

          (3) If after good-faith negotiations the Project Managers shall be unable to resolve any such dispute, then either Project Manager may escalate resolution of the dispute to the following level of personnel who, within ten (10) days of notice of such escalation, shall meet (if requested to do so) and negotiate in good faith to resolve such dispute:


                                MCI CONFIDENTIAL
                                       4

              For MCI:             Jerry Edgerton
                                   Vice President
                                   MCI Telecommunications Corporation
                                   8200 Greensboro Dr.
                                   McLean, VA 22102
                                   Fax: (703) 902-6101

              For Customer:        Chris DeMarche
                                   Chief Technology Officer
                                   Verio, Incorporated
                                   9250 East Costilla Avenue
                                   Suite 400
                                   Englewood, CO 80112
                                   Fax: (303) 792-3869



          (4) If after good-faith negotiations the Parties still are unable to resolve the dispute, then either Party may escalate resolution of the dispute to the following who, within ten (10) days of notice of such escalation, shall meet (if requested to do so) and negotiate in good faith to resolve such dispute:

              For MCI:             Robert Hartnett
                                   President
                                   MCI Telecommunications Corporation
                                   3 Ravinia Drive
                                   Atlanta, GA 30346-2102
                                   (770) 280-6113

              For Customer:        Justin Jaschke
                                   Chief Executive Officer
                                   Verio, Incorporated
                                   9250 East Costilla, Avenue
                                   Suite 400
                                   Englewood, CO 80112
                                   Fax: (303) 792-3869

          (5) Any dispute arising out of or related to this Agreement, which cannot be resolved by negotiation, shall be settled by binding arbitration in accordance with the J.A.M.S/ENDISPUTE Arbitration Rules and Procedures ("Endispute Rules"), as amended by this Agreement. The costs of arbitration, including the fees and expenses of the arbitrator, shall be shared equally by the Parties unless the arbitration award provides otherwise. Each Party shall bear the cost of preparing and presenting its case. The Parties agree that this provision and the Arbitrator's authority to grant relief shall be subject to the United States Arbitration Act, 9 U.S.C. 1-16 et seq. ("USAA"), the provisions of this Agreement, and the ABA-AAA


                                 MCI CONFIDENTIAL
                                            5

              Code of Ethics for Arbitrators in Commercial Disputes. The Parties agree that the arbitrator shall have no power or authority to make awards or issue orders of any kind except as expressly permitted by this Agreement, and in no event shall the arbitrator have the authority to make any award that provides for punitive or exemplary damages. The Arbitrator's decision shall follow the plain meaning of the relevant documents, and shall be final and binding. The award may be confirmed and enforced in any court of competent jurisdiction. All post-award proceedings shall be governed by the USAA.

      (c) No Waiver. Neither Party's failure, at any time, to enforce any right or remedy available to under this Agreement shall be construed to be a waiver of such Party's right to enforce each and every provision of this Agreement in the future.

      (d) Force Majeure. Any delay in or failure of performance by either Party under this Agreement (other than a failure to comply with payment obligations) shall not be considered a breach of this Agreement if and to the extent caused by events without the fault and beyond the reasonable control of the Party affected, including but not limited to acts of God, embargoes, governmental restrictions, strikes (other than those affecting only Customer), subcontractor failures or delays, riots, wars or other military action, civil disorders, rebellion, vandalism, or sabotage. Market conditions and/or fluctuations (including a downturn of Customer's business) shall not be deemed force majeure events. The Party whose performance is affected by such events shall promptly notify the other Party, giving details of the force majeure circumstances, and the obligations of the Party giving such notice shall be suspended during but not longer than the continuance of the force majeure, and the time for performance of the affected obligation hereunder shall be extended by the time of the delay caused by the force majeure event.

      (e) Trademarks. Except as otherwise expressly provided in this Agreement, nothing in this Agreement shall create in either Party any rights in any trademark, trade name, service mark, insignia, symbol, identification and/or logotype of the other Party. Before either Party uses any such mark of the other Party, it shall obtain the prior written consent of the other Party.

      (f) Export Controls. The Parties acknowledge that certain equipment, software and technical data which may be provided hereunder may be subject to export and re-export controls under the U.S. Administration Regulations and/or similar regulations of the U.S. or any other country. No Party shall export or re-export any such equipment, software, technical data or any direct product thereof in violation of any such laws.

      (g) Foreign Corrupt Practices. Customer agrees that neither it nor any of its directors, officers, employees, subcontractors or agents will make any offer, payment, promise to pay or authorization of the payment of any money, offer, gift, promise to give, or authorization of the giving of anything value to any official, political party, party official or political candidate or any person, knowing that all or a portion of such money or thing of value will be offered, given or promised, directly or indirectly to any official, political party, party official or political candidate, for the purpose of retaining business for or with, or directing business to Customer or MCI. As used in this Section the term "official" refers to any officer or employee in private or public


                                MCI CONFIDENTIAL
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



service and includes any officer or employee of a government, or any department, agency or instrumentality thereof, or any person acting in such an official capacity for or on behalf of any such government or department, agency or instrumentality thereof.

      (h) Governing Law. This Agreement, and all causes of action arising out of this Agreement, shall be subject to the Communications Act of 1934, as amended or succeeded (the "Act"), or, to the extent that any part of this Agreement is not governed by the Act, by the domestic law of the State of New York without regard to its choice of law principles. In the event of a conflict between this Agreement and any subsequent translations, this English language version shall prevail.

      (i) Notices. Any notice or other communication required to be given to the other Party under this Agreement shall be given in writing, in the English language and either (1) delivered in person, (2) sent by United States certified or registered mail, postage prepaid, or (3) sent by an overnight courier service, to the following addresses:


  If to MCI:

               MCI Telecommunications Corporation
               8200 Greensboro Drive
               McLean, VA 22102
               Attn: Jerry A. Edgerton, Vice President
               With a Copy To: Law and Public Policy (same MCI address as above)

  If to Customer:

               Verio, Incorporated
               9250 East Costilla Avenue
               Suite 400
               Englewood, CO 80112
               Attn: Mr. Chris DeMarche,
                     Chief Technical Officer

The name and address for notice may be changed by giving written notice in accordance with this Section. If mailed in accordance with this Section, notice shall be deemed given three (3) days after mailing. If sent by an overnight courier service, notice shall be deemed given one (1) day after deposit with the courier service.

      j) Severability. All provisions of this Agreement are severable, and the unenforceability or invalidity of any of the provisions shall not affect the validity or enforceability of the remaining provisions. The remaining provisions will be construed in such a manner as to carry out the full


                                MCI CONFIDENTIAL
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
THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.


intention of the Parties. Section titles or references used in this Agreement shall not have substantive meaning or content and are not a part of this Agreement.

      (k) Verio Owned Subsidiaries. MCI will provide location-level billing for services provided under this Agreement to affiliates specified by Verio, provided that Verio shall own or control at least twenty-five percent (25%) of the equity of each specified affiliate. Notwithstanding such location level billing, Verio shall at all times remain responsible for payment of all charges incurred by Verio affiliates purchasing services under this Agreement. In the event that a specified Verio affiliate fails to make payment when due, MCI may notify Verio and Verio shall make such payment within seven (7) calendar days.

      (1) Entire Agreement. This Agreement, including the Schedules and their Attachments, constitute the entire agreement between the Parties with respect to its subject matter and the applicable MCI Tariffs and Tariff Option, and supersedes all other representations, understandings or agreements which are not fully expressed herein, whether oral or written offers, no amendment to this Agreement shall be valid unless in writing and signed by both Parties.

      (m) Signature Authorization. The Parties have duly executed and agreed to be bound by this Agreement as evidenced by the signatures of their authorized representatives below. Each Party represents and warrants to the other that the signatory identified beneath its name below has full authority to execute this Agreement on its behalf. This offer shall remain open and be capable of being accepted by Customer until June 16, 1997. Notwithstanding the foregoing, (***)

      (n) Credit Approval. As a condition to MCI's commencement of performance under this Agreement, Customer shall provide to MCI's reasonable satisfaction information regarding Customer's current financial status and credit-worthiness within fourteen (14) calendar days of execution of this Agreement. Within fourteen (14) business days of receipt thereof, MCI will complete its credit review and may in its sole discretion request Customer to provide adequate financial security, assurance of payment, or other payment terms acceptable to MCI. MCI will base this credit review and any security or payment terms upon an assumed monthly usage rate (for all MCI services) of (*) (*) the "Credit Ceiling"). In the event that Verio refuses or otherwise fails to provide such security, assurance of payment, or to agree to such payment terms within five
(5) business days after receiving MCI's request therefor, MCI may at its option terminate this Agreement. Neither party shall have any liability to the other in the event of MCI's termination of this Agreement under this section 11(n) regardless of reason. This provision, together with paragraphs 11(o) and 11(p) is intended to supersede any inconsistent provisions of MCI Tariff No. 1, Section B.7.


                               MCI CONFIDENTIAL
                                       8

THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.



       (o) MCI may request additional financial security, assurance of payment, or other payment terms under this Agreement after satisfaction of the condition in paragraph 11(n) in those situations in which MCI reasonably believes (i) that Customer's financial circumstances have changed in a material and adverse manner, provided that Customer shall inform MCI within thirty (30) business days of its investment in any internet service provider or provider of voice or data transmission services to whom Customer intends to provide services purchased under this Agreement. or (ii) MCI reasonably believes that Verio's late payment history under this Agreement justifies either an increase in the amount of any financial security provided, or if none has been requested previously, the provision of such financial security, assurance of payment, or other payment terms. If Customer fails to provide such security within five (5) business days of such request it shall be a material breach of this Agreement and MCI at its sole discretion may notify Customer and immediately terminate provision of service under this Agreement. The failure of Customer to provide security in connection with a request under subparagraph (i) of this paragraph (o) shall not be considered a breach of this Agreement entitling MCI to any termination payments.

      (p) If Customer's actual usage of MCI services exceeds the Credit Ceiling set in paragraph 11 (n), then MCI, in its sole discretion, may request that Customer pay the amount of usage exceeding the Credit Ceiling on an estimated basis, subject to true-up against Customer's actual usage when billed or lower its usage to a rate below the Credit Ceiling. For example, if based on MCI's records of Customer's traffic, MCI estimates a Customer's usage for a month to be $(*), then MCI may submit to Customer an estimated bill for such usage and Customer shall either pay $(*) within ten (10) days of receipt MCI's estimated bill ($(*) less $(*) Credit Ceiling), or, in the alternative, immediately disconnect circuits or otherwise lower its usage to a level equal to or below the Credit Ceiling. If Customer elects to pay the amount estimated to exceed the Credit Ceiling, then when MCI submits its regular invoice covering Customer's actual usage for that period, it shall credit Customer for amounts already paid on account, refunding (or crediting against future bills) any overcharge or billing Customer for any balance due. If Customer elects not to make the estimated payment requested by MCI or fails to lower its usage to a level equal to or lower than the Credit Ceiling, then notwithstanding anything in this Agreement, MCI may terminate this Agreement in whole or in part without prior notice to Customer or opportunity to cure.

12.  Adjustments.

      (***)


                                MCI CONFIDENTIAL
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
THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.


                                     (***)



                                MCI CONFIDENTIAL
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



Any and all prior offers made to Customer, whether written or oral, shall be superseded by this offer.

MCI TELECOMMUNICATIONS                            VERIO, INCORPORATED
CORPORATION

By: /s/ JERRY A. EDGERTON                         By: /s/ CHRIS DEMARCHE
   -------------------------------                   ---------------------------
Name: Jerry A. Edgerton                           Name: Chris DeMarche
     -----------------------------                     -------------------------
Title:  Vice President                            Title:  CTO
      ----------------------------                      ------------------------

Date: 6/13/97                                     Date: 6/13/97
      ----------------------------                      ------------------------




                                MCI CONFIDENTIAL

THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.



                                   SCHEDULE I
                          SPECIAL CUSTOMER ARRANGEMENT


                                     (***)


                                MCI CONFIDENTIAL
                                       12

THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.



                                     (***)





                                MCI CONFIDENTIAL
                                       13

THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.



                           ATTACHMENT A TO SCHEDULE I

   This Attachment A to Schedule I contains the rates, discounts and certain other provisions applicable to the Tariffed Services provided to Customer. References in this Attachment to standard Tariffed rates and/or discounts will include those standard rates and/or discounts in the Price Guide if MCI voluntarily or involuntarily as a result of government or judicial action cancels in whole or in part any Tariff on file with the FCC.

1. Term and Termination.

   1.1 Term. The term of service of this Attachment will begin on the Attachment Effective Date and end upon the completion of sixty (60) months thereafter ("Term") or earlier provided the terms and conditions of Section 3.1 of this Attachment ("Minimum Volume Commitment") have been fully met. The Attachment Effective Date ("Attachment Effective Date") shall be one (1) month from the first day of the billing cycle following Customer's signature date.

   1.2 Discontinuation of Business; Bankruptcy. Either Party may terminate this Attachment immediately upon notice to the other Party if: (i) such other Party dissolves, discontinues or terminates its business operations to which the Attachment pertains; (ii) any bankruptcy, reorganization, insolvency, dissolution or similar proceeding is instituted by or against such other Party, or (iii) such other Party makes any assignment for the benefit of creditors.

   1.3 Termination for Cause by Customer. Customer may terminate this Attachment for Cause without Termination Liability or liability under Section 3.4 and
   3.5. For purposes of this attachment, Cause shall mean:

           (a) a failure of MCI to perform a material obligation under this Attachment which failure is not remedied by MCI within thirty
               (30) days after receipt of written notice; or

           (b) Network Availability for any private line service provided under this Attachment falling below (*) for (***) during the Term of this Agreement or falls below (*) for any (***) during the term of this Agreement. For purposes of this provision, Network Availability means the monthly average of the ratio of actual service time to scheduled service time. Actual service time is defined as the time period during which connectivity is granted. Only outages or service degradation caused by the network are considered in measuring Network Availability. CPE related disruptions, local access, and scheduled maintenance will be excluded from Network Availability measurements. Customer's termination rights under paragraph(b) are limited to termination of the affected circuit, port or route failing to meet performance criteria.

   1.4 Termination by MCI. MCI may terminate the Attachment in whole or in part immediately upon notice to Customer if any of the following events occur:


                                MCI CONFIDENTIAL
                                       14

THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.



           (a) A material breach of this Attachment by Customer (i.e., Customer fails to meet any payment obligation hereunder and such failure is not cured within ten (10) business days after Customer's receipt of written notice from MCI notifying Customer of such failure); or

           (b) MCI determines in its sole discretion that continued provision of any facility, equipment, or service would contravene any local, state, national or international regulation, law, or tariff; or

           (c) MCI determines that interruption or termination of a service provided by MCI hereunder is necessary to prevent or protect against fraud or otherwise protect its personnel, agents, facilities, or services; or

           (d) Any third-party subcontractor or vendor to MCI is unable to continue to provide such facility, or component of equipment, or service for any reason; provided, however, that where such third party has ceased to provide any facility, equipment, or service, MCI may, at its option, continue to provide to Customer a comparable facility, equipment, or service by or through another vendor under comparable terms and conditions.

   MCI's termination rights under paragraphs (b), (c) and (d) are limited to termination only of the affected services.

   1.5 Termination Liability. If the Customer terminates service under this Attachment before the expiration of the Term other than as set forth in
   Schedule I Section 1.3 of this Attachment or to take service under another arrangement with MCI having equal or greater term and volume requirements, or if MCI terminates this Attachment pursuant to Section 1.4(a), Customer will be required to: (i) repay all credits received under this Attachment; and, (ii) pay an early termination charge calculated in accordance with sections 3.4 and 3.5.

2. Services. Services may consist of any one or more of those telecommunications services provided to Customer pursuant to the Tariffs. As such, the services are subject to availability as determined by MCI.

3. Minimum Volume Commitments and Underutilization Charges.

   3.1    Minimum Volume Commitment.

   3.1.1 During the Term of this Agreement, Customer shall purchase MCI Tariffed Service under this Attachment that equal or exceed (***), calculated at Net Rates, as defined below in Section 3.3, (the "Tariffed Services Minimum Volume Requirement or "Tariffed Services MVR").

   3.1.2 If Customer satisfies the Tariffed Services MVR prior to the completion of the Term, the Agreement shall continue for a supplemental period of twelve (12) months ("Supplemental Period") from the date one which the Customer has satisfied the Tariffed


                                MCI CONFIDENTIAL
                                       15

THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.


   Services MVR or until completion of the Term (i.e. 60 months), whichever occurs first. During the Supplemental Period, the Customer must satisfy an additional annual commitment, calculated at Net Rates, of (***) thereof ("Revised Tariffed Services MVR"). In the event less than twelve (12) months remains in the service term, then this amount shall be pro-rated over such remaining term.

   3.1.3 If the Customer meets or exceeds (***) per month (at Net Rates) of MCI Tariffed Services purchased under this Agreement for a period of three (3) consecutive months, then the Parties shall to enter into good faith negotiations aimed at conforming the rates, term and volume commitment to customer's actual usage. Any failure of the Parties to reach a mutually acceptable solution with regard to the rates and charges under this Attachment shall not affect the requirement for the Customer to satisfy the Tariffed Services MVR or any other term and condition of this Agreement.

   3.2 Subminimum Volume Commitment. Notwithstanding anything to the contrary, during the Term of this Agreement, Customer shall purchase from MCI Inter Office Channel ("IOC") Services in an amount of at least for purchase of (***). This IOC commitment is a portion of the commitment referred to in section 3.1.1.

   3.3 Net Rates. For purposes of this Attachment, "Net Rates" shall mean Customer's monthly billing for MCI Tariffed Services at the rates for which the Customer qualifies under this Agreement after application of any applicable discounts. "Net Rates" shall be calculated by adding Customer's usage charges for MCI Tariffed Services at the rates identified herein (after application of any applicable discounts) and monthly recurring and usage charges, based upon standard Tariffed rates for any combination of other
   MCI Tariffed Services, including but not limited to, pass-through access/egress (or related charges) imposed by third parties, any recurring charges imposed in the Tariff, MCI Directory Assistance Charges, MCI intrastate usage charges, MCI International Service(s) charges, and charges under any Network Pricing Plan specified in the Tariff. Charges for the following are excluded from the calculation of Net Rates: goods and services that are not tariffed (including MCI Enhanced Services provided under Schedule II), MCI charges for MCI operator services for pay phones or hotel room phones under the control of Customer, non-recurring charges, and any taxes or surcharges applicable to any MCI services.

   3.4 Tariffed Services MVR Underutilization. If after the completion of the Term of this Agreement, or early termination thereof by Customer, Customer's usage charges, calculated at Net Rates, do not equal or exceed the Tariffed Services MVR, Customer will pay, in addition to all accrued but unpaid usage charges and other charges, an underutilization charge equal to (***) of the difference between (a) the Tariffed Services MVR and (b) Customer's actual purchase of MCI services under this agreement during the Term. Customer agrees that such charges are reasonable.


                                MCI CONFIDENTIAL
                                       16

THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.



   3.5 Subminimum Underutilization. If after the completion of the Term of this Agreement, or following early termination of this agreement Customer's purchase of MCI-IOC services has not expired or exceeded the Subminimum stated in Section 3.2 of this Attachment, Customer will pay, in addition to all accrued but unpaid usage charges and other charges, an underutilization charge equal to (***) of the difference between the Subminimum and (b) Customer's usage charges for the MCI IOC Service. Customer agrees that such charges are reasonable.

4. Rates and Discounts for the Services. Unless otherwise noted, the rates and discounts provided for in this Attachment are in lieu of, and not in addition to, any standard rates, discounts or commissions to which Customer is or would otherwise be entitled to receive by application of any MCI Tariff. Unless otherwise stated, the rates below will fluctuate with any changes in the Tariff.

   4.1 Interstate/Intrastate Voice Service. Rates and charges are per the Tariff, except as stated below:

   4.1.1 VNET Domestic

                  -----------------------
                  Ded/Ded     $(*)/minute
                  Ded/Sw      $(*)/minute
                  Sw/Ded      $(*)/minute
                  Sw/Sw       $(*)/minute

  The rates above apply to interstate and intrastate calls and are subject to increase or decrease over the life of the Term by the same percentage change that occurs to the standard tariff rate.

  4.1.2 MCI 800

                  -----------------------

                  DAL         $(*)/minute
                  CBL         $(*)/minute

  The rates above apply to interstate and intrastate calls and are subject to increase or decrease over the life of the Term by the same percentage change that occurs to the standard tariff rate.

  4.2 International Voice Service.

                Rates and discounts are per the Tariff.

  4.3 Dedicated Leased Line Service. Rates and charges are per the Tariff, except as stated below:

                Inter-Office Channel (IOC)

                The following discounts apply to the following IOC service(s):



                                MCI CONFIDENTIAL
                                       17

THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.


                            (a) TDS45 - IOC distance less than or equal to (*) miles:_(*) plus (*) per mile_- IOC distance greater than (*) miles: (*) off Tariff
                            (b)  TDS 1.5 - (*) off Tariff 1
                            (c)  Fract T1 - (*) off Tariff 1
                            (d)  DDS 56/64 - (*) off Tariff 1
                            (e)  DSO 56/64 - (*) off Tariff 1

4.4 Dedicated Access Services. Rates and charges are per the Tariff, except as stated below:

         4.4.1 The following discounts apply to dedicated access for TDS1.5, DDS, DSO, and Fractional T1 service.

                 (a) Standard Five (5) Year APP discounts (Currently (*), for T1, and (*) for DDS/DSO)
                 (b) Monthly Recurring Charges (M.R.C.) for Access Coordination (A.C.) and Central Office Connection (C.O.C.) are (*)
                 (c)   Local loop, A.C. and C.O.C installation charges are (*).

         4.4.2 The following discounts apply to dedicated access for MCI Local Service (where offered by MCI).

                 (a) Standard Pricing (Currently (*) below MCI's Standard rates)
                 (b)   Standard Five (5) Year APP discounts (Currently
                       (*), for T1, and (*) for DDS/DSO)
                 (c) Monthly Recurring Charges (M.R.C.) for Access Coordination (A.C.) and Central Office
                       Connection (C.O.C.) are (*).
                 (d)   Loop, A.C. and C.O.C. installation charges are (*).

Customer agrees that within sixty (60) days of notice from MCI that MCI dedicated access for Local Service(s) (as described in Section 4.4.2 above) is available to Customer's facility, it will to (***). The rates and charges for MCI Local Service(s) are listed above.

For access into each MCI Points of Presence ("MCI PoP"), the Customer hereby grants to MCI (at MCI's discretion) the option for MCI to either (***). In the case where access is provided (***), the Customer shall be charged and hereby agrees to pay the following Monthly Recurring Charges (M.R.C.) for (*) connect:

         Monthly (*) Connect Charges
               TDS-45      $(*)
               DS- 1       $(*)
               DS-O/DDS    $(*)

         4.4.3 Forced Local Loop Services





                                MCI CONFIDENTIAL

THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.


         The following discounts apply when MCI (***), other than the POP normally used in that location, in an effort to (***).

                          (a)     Standard Five(5) Year APP discounts
                                  (Currently (*), for T1, and (*) for DDS/DSO).

                          (b) Monthly Recurring Charges (M.R.C.) for Access Coordination (A.C.) and Central Office Connection (C.O.C.) are (***).

                          (c) Local loop, A.C. and C.O.C. installation charges (***).

                 4.4.4 Dedicated access for TDS45 will be subject to its availability and will be quoted to Customer on an individual case basis.

                 4.5 Frame Relay Service. Rates and charges are per the Tariff, except as stated below:

                 The standard tariff rates apply for Frame Relay service and the standard 5 Year Term Discount on Port and PVC Charges (listed below) apply as well. The rates and charges for Frame Relay shall fluctuate with the Tariff.

                 Current Discount Table:
                 -----------------------
                 Gross Monthly Revenue                       Discount
                 $  (*)                                        (*)
                 $  (*)                                        (*)
                 $  (*)                                        (*)
                 $  (*)                                        (*)
                 $  (*)                                        (*)
                 $  (*)                                        (*)
                 $  (*)                                        (*)
                 $  (*)                                        (*)
                 $  (*)                                        (*)

                 4.6 Charges Not Eligible For Discount. The rates and discounts set forth in this Section 4 do not apply to the following: charges for MCI Services other than those described in Section 4; non-Tariffed products; access or egress (or related) charges imposed by third parties; standard Tariffed recurring charges; standard Tariffed non-recurring charges and taxes or tax-like surcharges.

5. Tariffed Rates. If MCI offers, pursuant to a Tariff, discounts for combination(s) of Services (as opposed to discounts on a particular Service) and Customer has subscribed to such Services, than Customer may elect to receive the benefits of such discounts in lieu of the discounts set forth in Section 4 of this Attachment. If Customer makes such an election, the new discounts will control for the remainder of the Term.


                                MCI CONFIDENTIAL

THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.


6. Qualifying Conditions. The Customer must satisfy the following conditions by the Effective Date of the Agreement between the Customer and MCI:

                 6.1 Customer must qualify, as of the date of execution of this Agreement, (***).

                 6.2      Customer must be (***).

         Customer understands that MCI, in conducting its business in the manner set forth herein, is subject to the Communications Act of 1934, as amended or succeeded, and as interpreted and applied by the FCC. The Master Agreement, Schedule I, and this Attachment A, together with the appropriate MCI tariffs is the complete agreement of the parties with respect to Tariffed Services and supersedes all other prior agreements and representation concerning its subject matter.





                                MCI CONFIDENTIAL

THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

                                  SCHEDULE II
                          ENHANCED SERVICES AGREEMENT

         Customer's use of MCI Enhanced Services and any additional products in the Attachments to Schedule II will not receive the rates provided under Schedule I and its Attachments nor will such usage be included in determining the discounts or credits provided under Schedule I of the Agreement.

1.       Term and Termination

                 1.1 Term. The Term of this Schedule II shall begin on the Schedule Effective Date and end upon the completion of sixty (60) months thereafter ("Term"). The Schedule Effective Date ("Schedule Effective Date") will begin one (1) month from the first day of the billing cycle following Customer's signature date.

                 1.2 Discontinuation of Business; Bankruptcy. Either Party may terminate this Schedule immediately upon notice to the other Party if: (i) such other Party dissolves, discontinues or terminates its business operations to which the Agreement pertains; (ii) any bankruptcy, reorganization, insolvency, dissolution or similar proceeding is instituted by or against such other Party; or (iii) such other Party makes any assignment for the benefit of creditors.

                 1.3 Termination for Cause by Customer. Customer may terminate this Schedule for Cause without Termination Liability or liability under Sections 1.5 or 2. For purposes of this Attachment, Cause shall mean:

                          (a) a failure of MCI to perform a material obligation under this Attachment which failure is not remedied by MCI within thirty (3O) days after receipt of written notice; or

                          (b) Network Availability for SMDS service provided under this Attachment falls below (*)% for six (6) consecutive months during the Term of this Agreement. For purposes of this provision, Network Availability means the monthly average of the ratio of actual service time to scheduled service time. Actual service time is defined as the time period during which connectivity is granted. Only outages or service degradation caused by the network are considered in measuring Network Availability. CPE related disruptions, local access, and scheduled maintenance will be excluded from Network Availability measurements.

                          (c) At this time there is no Service Level Agreement for MCI Hyperstream ATM service. If at any time during the term of this Agreement, MCI implements a generally available Service Level Agreement for MCI Hyperstream ATM service, then the parties will amend this Agreement to include the terms and conditions of such generally available Service Level Agreement including any applicable change in rates.





                                MCI CONFIDENTIAL

         Customer's termination rights under paragraphs (b) and (c) are limited to termination only of the affected services.

1.40 Termination by MCI. MCI may terminate the Schedule immediately upon notice to Customer if any of the following events occur:

         (a) A material breach of this Schedule by Customer (i.e., Customer fails to meet any payment obligation hereunder and such failure is not cured within ten (10) business days after Customer's receipt of written notice from MCI notifying Customer of such failure); or

         (b) MCI determines in its sole discretion that continued provision of any facility, equipment, or service would contravene any local, state, national or international regulation, law, or tariff; or

         (c) MCI determines that interruption or termination of a service provided by MCI hereunder is necessary to prevent or protect against fraud or otherwise protect its personnel, agents, facilities, or services; or

         (d) Any third-party subcontractor or vendor to MCI is unable to continue to provide such facility, or component of equipment, or service for any reason; provided, however, that where such third party has ceased to provide any facility, equipment, or service, MCI may, at its option, continue to provide to Customer a comparable facility, equipment, or service by or through another vendor under comparable terms and conditions.

         MCI's termination rights under paragraphs (b), (c) and (d) are limited to termination of the affected services.

1.5 Termination Liability. If the Customer terminates service under this Schedule before the expiration of the Term other than as set forth in
         Section 1.3, or to take service under another arrangement with MCI having equal or greater term and volume requirements, or if MCI terminates this Schedule pursuant to Section 1.4(a), Customer will be required to: (i) repay all credits received under this Schedule; and,
         (ii) pay an early termination charge as calculated in Section 2.1 of this Attachment for each monthly billing period remaining in the Term or a pro rata portion thereof for any partial monthly billing period. The Customer, however, will not be liable for termination charges if the MCI Hyperstream ATM and/or MCI Hyperstream SMDS services are converted to other MCI services of equal or greater value.





                                MCI CONFIDENTIAL

THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

2.       Minimum Volume Requirements and Underutilization Charges.

         2.1 Minimum Volume Requirement. During the Term of this Agreement, Customer's Net Usage of MCI services purchased under this Schedule II shall equal or exceed (*) Dollars ($(*)) (the "ESA MVR"). For purposes of this Schedule II, "Net Usage" means recurring and usage charges accruing to Customer's account, after application of all discounts and credits, during each monthly billing period, including without limitation charges for usage of all Enhanced Services provided by MCI under this Schedule (as may be supplemented from time-to-time with the addition of other enhanced services provided to Customer by MCI under mutually agreed upon terms and conditions) and excluding without limitation access charges, access coordination charges, network management charges, all charges expressly excluded in the ESA Attachments, CPE, all charges for Tariffed Services, and all taxes and surcharges.

         2.2 ESA MVR Underutilization Charge. If Customer does not satisfy the ESA MVR over the Term, then Customer will pay to MCI (i) Customer's actual combined monthly recurring and usage charges for MCI Enhanced Service, plus (ii) an underutilization charge (which Customer agrees is reasonable) equal to (*) percent ((*)%) of the difference between the applicable ESA MVR and Customer's actual Net Usage over the life of the Agreement. The Customer, however, will not be liable for underutilization charges if the MCI Hyperstream ATM and/or MCI Hyperstream SMDS services are converted to other MCI services equal to or greater than the difference between the ESA MVR and the actual net ESA usage for the month in question.

3.       Provision of ESA Services.

         3.1 MCI shall provide the following MCI Enhanced Services to Customer under this Schedule:

                          MCI Hyperstream ATM
                          MCI Hyperstream SMDS

         3.2 ESA Attachments. Each MCI Enhanced Service provided under this Schedule shall have a corresponding ESA Attachment specifying the applicable rates, discounts, and other terms and conditions on which MCI will provide such MCI Enhanced Service. To the extent that the terms and conditions of any ESA Attachment are inconsistent with the terms and conditions of the Master Agreement and this Schedule, the ESA Attachment shall govern with respect to the corresponding MCI Enhanced Service.

         3.3 Effect of Tariffing. If, at any time during the Term, MCI tariffs any of the MCI Enhanced Services provided pursuant to the Master Agreement and this Schedule (each a "Newly Tariffed Service"), Customer agrees to promptly execute appropriate additional agreements and amendments to the Master Agreement and its corresponding Schedules and Attachments the effect of which shall be to eliminate the Newly Tariffed Service from the MCI Enhanced Services portion of the Master Agreement and to incorporate such Newly Tariffed Service into that portion of the Master Agreement (or a separate agreement) which governs MCI Tariffed Services. Such MCI Tariffed Services agreement shall contain the same rates, charges, discounts, term commitment, and





                                MCI CONFIDENTIAL
         volume commitment for the Newly Tariffed Service as set forth in that portion of this Schedule which governs MCI Enhanced Services.
         Customer acknowledges and agrees that MCI shall have no obligation to include any equipment provided under the Master Agreement and this Schedule or any charges payable for such equipment in any such agreement for tariffed services. In the event that a Newly Tariffed Service is eliminated from this Schedule, the ESA and SCA MVRs will be adjusted accordingly.

4. Warranty. MCI's warranty obligations, if any, with respect to each MCI Enhanced Service are set forth in the applicable Attachment. EXCEPT AS SPECIFICALLY SET FORTH IN THE MASTER AGREEMENT, THIS SCHEDULE AND THE ATTACHMENTS, MCI MAKES NO WARRANTIES, EXPRESS OR IMPLIED, AS TO ANY MCI ENHANCED SERVICES. MCI SPECIFICALLY DISCLAIMS ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING WITHOUT LIMITATION ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE AND ANY INTELLECTUAL PROPERTY WARRANTIES Of ANY TYPE.

5. Limitation of Liability. NOTWITHSTANDING THE FOREGOING, MCI'S TOTAL LIABILITY TO CUSTOMER ARISING FROM THIS SCHEDULE AND THE ATTACHMENTS SHALL BE LIMITED TO THE LESSER OF (A) CUSTOMER'S PROVEN DIRECT DAMAGES OR (B) THE TOTAL AMOUNT PAID BY CUSTOMER TO MCI FOR THE SPECIFIC ENHANCED SERVICE UPON WHICH THE CAUSE OF ACTION IS BASED DURING THE ONE (1) MONTH PERIOD PRIOR TO THE EVENT GIVING RISE TO THE CAUSE OF ACTION. THE FOREGOING LIMITATION APPLIES TO ALL CAUSES OF ACTIONS AND CLAIMS, INCLUDING WITHOUT LIMITATION BREACH OF CONTRACT, BREACH OF WARRANTY, NEGLIGENCE, STRICT LIABILITY, MISREPRESENTATION AND OTHER TORTS. FURTHER, NO CAUSE OF ACTION WHICH AROSE MORE THAN ONE (1) YEAR PRIOR TO THE INSTITUTION OF A LEGAL PROCEEDING ALLEGING SUCH CAUSE OF ACTION MAY BE ASSERTED BY EITHER PARTY AGAINST THE OTHER.





                                MCI CONFIDENTIAL

THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

                         ESA SCHEDULE ATTACHMENT NO. 2
                          MCI HyperStream ATM Service

A. Description: MCI HyperStream Asynchronous Transfer Mode (ATM) is a connection oriented public/private network data service. HyperStream ATM is a cell-based broadband technology which allows seamless high speed wide area and local area network connections. A wide range of data applications connect with HyperStream ATM including local area network (LAN) interconnections, high-speed transmission of digitized medical imaging across the country and desktop videoconferencing enabling users to share multimedia applications.

B.      Rates & Charges

MCI's HyperStream ATM Service provides the most up to date pricing options in the industry. The HyperStream ATM Service rate structure enables customers to tailor their ATM service to meet changing business needs and compliments the flexible nature of Asynchronous Transfer Mode service.

The HyperStream ATM Service rate structure has three components: Access, Port, and Usage charges.

(1)      Access:

Local loop and access coordination charges are based on standard tariff rates. In the case of DS-3 and below the IOC and COC or backhaul portion of the circuit charge is included in the ATM port charge. In the case of OC-3, the backhaul portion is NOT included in the ATM port charge. For OC-3 ATM access, the customer pays for an OC-3 facility from their location to the closest ATM node site.

(2)      Ports:

Port charges are based upon the selected bandwidth needed to connect to the HyperStream ATM network. MCI currently offers DS-1, DS-3 and OC-3 ATM UNI ports.

(3)      Usage:

Usage charges are based upon the Service Class and associated traffic contract parameters selected by the customer and are described as Fixed SCR charges similar to Frame Relay "Fixed CIR PVC Rates".

Port Charges:

         ATM UNI      DS-1        $ (*)  per month per port
         ATM UNI      DS-3        $ (*)  per month per port





                                MCI CONFIDENTIAL

THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

         ATM UNI      OC-3        $(*) per month per port

         Port Reconfiguration Charge          $(*)
         Port Installation Charge             $(*)

Non Recurring PVC Charges:

PVC Installation Charge                    $(*)
PVC Reconfiguration Charge                 $(*)*

* Applied every time the parameters of a VC within a VP are changed as well as VP parameter changes.

ATM UNI SERVICE CLASSES: Variable Bit Rate - Non Real Time

PCR             kbps        Fixed SCR
PCR=1.544         16           $(***)
PCR=1.544         32           $(***)
PCR=1.544         48           $(***)
PCR=1.544         64           $(***)
PCR=1.544        128           $(***)
PCR=1.544        192           $(***)
PCR=1.544        256           $(***)
PCR=1.544        320           $(***)
PCR=1.544        384           $(***)
PCR=1.544        448           $(***)
PCR=1.544        512           $(***)
PCR=1.544        576           $(***)
PCR=1.544        640           $(***)
PCR=1.544        704           $(***)
PCR=1.544        768           $(***)
PCR=1.544        832           $(***)
PCR=1.544        896           $(***)
PCR=1.544        960           $(***)
PCR=1.544      1,024           $(***)
PCR=1.544      1,088           $(***)
PCR=1.544      1,170           $(***)
PCR=1.544      1,216           $(***)
PCR=1.544      1,280           $(***)
PCR=1.544      1,344           $(***)
PCR=45         1,536           $(***)
PCR=45         4,608           $(***)
PCR=45        10,800           $(***)





                                MCI CONFIDENTIAL

THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

PCR=45       16,000       $(***)
PCR=45       25,000       $(***)
PCR=45       35,800       $(***)
PCR=155     101,900       $(***)
PCR=155     131,776       $(***)


ATM UNI SERVICE CLASS: Constant Bit Rate

Kbps              Fixed PCR/SCR
                            CBR
16                        (***)
32                        (***)
48                        (***)
64                       $(***)
128                      $(***)
192                      $(***)
256                      $(***)
320                      $(***)
384                      $(***)

Kbps                  Fixed PCR/SCR

448                      $(***)
512                      $(***)
576                      $(***)
640                      $(***)
704                      $(***)
768                      $(***)
832                      $(***)
896                      $(***)
960                      $(***)
1,024                    $(***)
1,088                    $(***)
1,170                    $(***)
1,216                    $(***)
1,280                    $(***)
1,344                    $(***)
1,536                    $(***)
4,608                    $(***)
10,800                   $(***)
16,000                   $(***)
25,000                   $(***)
35,800                   $(***)
101,900                  $(***)
131,776                  $(***)





                                MCI CONFIDENTIAL

THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

Note: All PVC rates are simplex.  Asymmetrical PVC's are allowed.

Discount: The Customer shall receive a (*) percent (*%) discount off of the above listed Port and PVC charges. (*)





                                MCI CONFIDENTIAL

                     ENHANCED SCHEDULE ATTACHMENT NO.  I
                     SWITCHED MULTIMEGABIT DATA SERVICE


A.     MCI ENHANCED SERVICE:

       Name: Switched Multimegabit Data Service (SMDS)

       Description: SMDS is available in the United States as a connectionless packet-oriented data transport service, provided by MCI Telecommunications Corporation ("MCIT"). At the originating customer premises the customer's equipment places the data into packets and gives each packet an E.164 source and destination customer address. Subject to certain restrictions, MCIT routes the packets over the MCIT Network to the terminating E.164 address.
For purposes of this Agreement, the MCIT Network shall mean the integrated data network system owned and operated by MCIT (which may be connected to services provided by third parties) for general use by its customers to transmit and receive data. SMDS is available at speeds up to 34Mbps.

       Technical Description: SMDS operates at layers two and three of the OSI model and is designed to conform to the IEEE 802.6 Metropolitan Area Networking Standard and to the Bellcore Technical Reference TR-TSV-000772.

       A. Access to SMDS: You shall obtain access to SMDS via dedicated digital facilities (DXI-SMDS) or Local Exchange Carrier Interconnection (XA-SMDS), only.

       B. Availability: SMDS is available between cities listed in MCIT Tariff FCC No. 1, Section C.12, Table IV, Part A, as amended from time to time, or any successor tariff (the "Tariff ").


B.     RATES AND CHARGES

       HyperStream SMDS pricing is composed of three primary parts: (1) Access charges , (2) Port charges, (3) Usage charges

(1)    ACCESS CHARGES

Access charges are the charges the customer pays for access from the customer location to the MCI POP.

(2)    PORT CHARGES

Port charges are based upon the customers selected mode of connection (DXI or XA) and applicable connection speeds (56kbps to 34Mbps).





                                MCI CONFIDENTIAL

THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

Port charges are based on the access method chosen to connect to the HyperStream SMDS Network. The HyperStream SMDS Service provides two types:
XA-SMDS (eXchange Access) and DXI-SMDS (Data eXchange Interface). The access rate includes backhaul from the MCI POP closest to the customers location to the closest HyperStream SMDS gateway.

DXI-SMDS is the method used to gain direct access to HyperStream SMDS. The customer connects directly to MCI's HyperStream SMDS Network. Monthly port and usage charges for DXI-SMDS service are outlined below.

XA-SMDS is the method used to gain access to MCI's HyperStream SMDS via LEC provided SMDS services. Customers connecting to a local LEC to obtain SMDS access will be billed by the LEC for LEC-provided services and billed by MCI for the IXC portion of the network. MCI charges are outlined below.

(3)    USAGE CHARGES

DXI-SMDS customers connecting directly to MCI's SMDS network are charged for usage based on megabytes delivered. These charges are based on Sustained Information Rate (SIR) and are included in assessing all minimum and maximum usage charges.

XA-SMDS customers using LEC access to get on to the HyperStream SMDS Network and/or terminate traffic to a LEC-connected location are charged for access and egress to/from the MCI HyperStream SMDS network as well as transport across the network (access + transport + egress) based on the number megabytes delivered. These charges are based on Sustained Information Rate (SIR) and are included in assessing all minimums and maximums.

All DXI and XA usage charges can be combined to count towards satisfaction of usage minimums and maximums. Port, access, and fee charges do not count towards satisfaction of usage minimums and maximums.



DXI Port Charges (direct connection to MCI's HyperStream Network)

Speeds                          Monthly Charge              Installation
Available
56/64 K                           $(***)                      $(***)
112/128                           $(***)                      $(***)
224/256                           $(***)                      $(***)
336/384K                          $(***)                      $(***)
448/512K                          $(***)                      $(***)
672/768K                          $(***)                      $(***)
896/1024 K                        $(***)                      $(***)





                                MCI CONFIDENTIAL

THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

1344/1536 K                     $(***)                $(***)
4.5Mbps                         $(***)                $(***)
10.5Mbps                        $(***)                $(***)

DXI Usage Charges:

(per megabyte, end to end transport)

This is the charge for transporting the customers traffic across the MCI SMDS network and is based on megabytes delivered.

<=T-1                    >T-1
$(*)                   $(*)


DXI-Usage Minimums and Maximums

Speed                               Minimum             Maximum
56/64K                              $(*)                 $(*)
112/128 K                           $(*)                 $(*)

Speed                               Minimum             Maximum

224/256 K                           $(*)                 $(*)
336/384 K                           $(*)                 $(*)
448/512 K                           $(*)                 $(*)
672/768 K                           $(*)                 $(*)
896/1024                            $(*)                 $(*)
1344/1536 K                         $(*)                 $(*)
4.5Mbps (Class 1)                   $(*)                 $(*)
10.5Mbps (Class 2)                  $(*)                 $(*)



XA-SMDS Port (connection to MCI's HyperStream Network via a LEC)

Speeds             Monthly           Installation
Available
DS-0             $(*)              $(*)
DS-1             $(*)              $(*)
4Mbps            $(*)              $(*)
10Mbps           $(*)              $(*)
16Mbps           $(*)              $(*)
25Mmbps          $(*)              $(*)





                                MCI CONFIDENTIAL

THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

XA Usage Charge
(per megabyte)

Access*              Egress*
$(*)                 $(*)

Note: XA access and/or egress rates are combined with the DXI (or transport) rate if the customer is sending traffic to or from an XA port to a DXI port. Access and egress are charged if the customer is sending traffic to and from XA ports.

XA-SMDS Usage Minimums and Maximums (based on SIR)

Speed      Minimum         Maximum
DS-0       $(*)             $(*)
DS-1       $(*)             $(*)
4M         $(*)             $(*)
10m        $(*)             $(*)
16M        $(*)             $(*)
25M        $(*)             $(*)

The Customer shall receive a (*) percent ((*)%) discount off of the above port and usage charges for SMDS. In addition, (*)

--------------------------------------------------------------------------------

FEES:

HyperStream SMDS offers additional features which have fees associated with them.


Closed User Groups:

MCI's HyperStream SMDS Service offers customers the option to create closed user groups (CUG). MCI can create Individual address screening tables which can be used to define where traffic can be sent to and from which addresses traffic can be received. These addresses can be within the customers organization or other organizations the customer wishes to communicate with on an authorized basis. Closed User Groups can also be used to segregate traffic based on protocol type. For example, IPX users could be collected into one or more Closed User Groups.

Address Screening (monthly)            $(*)
Address Screening (install)            $(*)






                                MCI CONFIDENTIAL

THE INFORMATION BELOW MARKED (*) OR (***) HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED PORTIONS HAVE BEEN SEPARATELY FILED WITH THE COMMISSION.

Multicasting:

MCI's HyperStream SMDS Service offers the customer the ability to multicast - broadcast a single message to multiple recipients. This capability is unique to SMDS technology. The customer creates a single packet and that packet is replicated across the network by MCI to sites defined by the customer in a closed user group.

Group Address (monthly)            $(*)
Group Address (install)            $(*)





                                MCI CONFIDENTIAL
                                       33